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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report: May 2, 2005

Myogen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50438	84-1348020

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7575 West 103rd Avenue, Suite 102
Westminster, Colorado	80021

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 410-6666

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Investor and Analyst Presentation Materials

INFORMATION TO BE INCLUDED IN THE REPORT

     In accordance with General Instruction B.2. of Form 8-K, the information presented in this filing and furnished in the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Section 2 — Financial Information

Item 2.02 Results of Operations and Financial Condition.

     On May 2, 2005, we issued a press release relating to our results of operations and financial condition for the three month period ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

     Corporate Communications Policy Update

     Effective immediately, we are revising our corporate communications policy. Under the new policy, we will continue to provide guidance in our annual earnings press releases, teleconferences and web casts. In addition, we will continue to confirm or update our annual guidance in our quarterly earnings press releases, teleconferences and web casts. We may also update prior guidance during a fiscal quarter if our management concludes that such guidance is no longer accurate in any material respect. Any update of our prior guidance will be done in a widely disseminated news release. We will not, however, publicly or privately confirm the company’s earlier guidance during a fiscal quarter. Rather, if asked, our management will direct investors and analysts to our most recently issued public guidance and indicate the prior guidance was effective as of the date it was given and that it is our policy not to update or confirm guidance except in compliance with Regulation FD. Other than as described above, we undertake no duty to update any forward-looking statement to reflect subsequent, events, actual results or changes in our expectations. We also disclaim any duty to comment upon or correct information that may be contained in reports published by the investment community.

     Updated Investor and Analyst Presentation Materials

     Our executive officers and Director of Investor Relations intend to conduct meetings with investors and analysts and at investor conferences starting on May 4, 2005 and continuing through the end of May 2005. We expect to use the presentation materials furnished as Exhibit 99.2 hereto, in whole or in part and possibly with immaterial modifications, in connection with our May 2005 presentations to investors and analysts. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials. The information contained in presentation materials is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

     The text of the presentation materials attached to this report may omit various graphic images included in the actual presentation materials. We expect to make copies of the presentation materials, including such graphic images, available for viewing at the “Investor Relations” section of our website located at www.myogen.com, although we reserve the right to discontinue that availability at any time.

     Some of the matters discussed in this report and, in particular, the attached presentation materials contain forward-looking statements that involve significant risks and uncertainties, including the statements relating to reporting of preliminary results from our pivotal phase 3 trials of enoximone capsules and ambrisentan, completion of patient enrollment in our pivotal phase 3 trials of ambrisentan, completion of our phase 2b trial of darusentan, and our 2005 financial projections. Actual results could differ materially from those projected and we caution investors and analysts not to place undue reliance on the forward-looking statements contained in this release. Among other things, our results may be affected by difficulties or delays in our clinical trials, competition from other biotechnology or pharmaceutical companies, our effectiveness at managing our financial resources, our ability to successfully develop and market our product candidates, difficulties or delays in manufacturing our products, and regulatory developments involving current and future products. Delays in clinical trials, whether caused by competition, adverse events, patient enrollment rates, regulatory issues or other factors, could adversely affect our financial position and prospects. Results from earlier clinical trials are not necessarily predictive of future clinical results. Preliminary results may not be confirmed upon full analysis of the detailed results of a trial. If our product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and we will not be able to market them. Even if our product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, or we may face post-approval problems that require the withdrawal of our product from the market. If we are unable to raise additional capital when required or on acceptable terms, we may have to significantly delay, scale back or discontinue one or more of our drug development or discovery research programs. We are at an early stage of development and may not ever have any products that generate significant revenue. Additional risks and uncertainties relating to the company and our business can be found in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2004 and our periodic reports on Form 10-Q and Form 8-K.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated May 2, 2005, entitled “Myogen Reports 2005 First Quarter Results.”

99.2	Myogen, Inc. Investor and Analyst Presentation Materials

2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 2, 2005

MYOGEN, INC.
By:	/s/ J. William Freytag
J. William Freytag
Its:	President and Chief Executive Officer

3.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 2, 2005, entitled “Myogen Reports 2004 Year-End Results.”

99.2	Myogen, Inc. Investor and Analyst Presentation Materials

4.